Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events
20.	SUBSEQUENT EVENTS

In February 2016, the Board of Directors of the Company adopted the 2016 Share Incentive Plan (“2016 Plan”) to attract and retain the best available personnel, provide additional incentives to employees, directors and consultants and promote the success of the Company’s business. As of the date of this report, 2016 Plan is pending for ratification by the shareholders of the Company.

On February 29, 2016, Beijing Prbrownies Software Co., Ltd. was recognized as an HNTE, qualifying for a preferential tax rate of 15% for three years from 2015 to 2017. This change in the enacted tax rate will result in a decrease in income tax expense of RMB69,422 (US$10,717), which will be recorded in the first quarter of 2016.